                                                                EXHIBIT 99(a)(3)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                    TENDER OF SHARES OF NEW PREFERRED STOCK

                                       OF

                        FIRSTCITY FINANCIAL CORPORATION

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the offer of FirstCity Financial Corporation, a Delaware corporation ("FirstCity"), described in the Prospectus dated
          , 2002 (the "Offer"), to exchange shares of New Preferred Stock, par value $0.01 per share ("New Preferred Stock"), of FirstCity, if certificates representing shares of New Preferred Stock are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in the Prospectus), or if time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent.

                     The Exchange Agent for this Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                  By mail:                              By hand/overnight courier:
               American Stock                                 American Stock
          Transfer & Trust Company                       Transfer & Trust Company
        59 Maiden Lane -- Plaza Level                  59 Maiden Lane -- Plaza Level
          New York, New York 10038                       New York, New York 10038

           Facsimile (for eligible institutions only): (718) 234-5001
              Confirm facsimile by telephone ONLY: (718) 921-8200

                             ---------------------

                     For more information, please contact:
                                 Suzy W. Taylor
                           Toll free: (866) 652-1810

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF
        INSTRUCTIONS VIA FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE
                     DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal for the Common Stock to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:

     The undersigned hereby tenders to FirstCity Financial Corporation, a Delaware corporation ("FirstCity"), upon the terms and subject to the conditions
set forth in FirstCity's Prospectus dated          , 2002 and the related Letter
of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of New Preferred Stock, par value $0.01 per share (the "New Preferred Stock"), of FirstCity.

                                                                                  SIGN HERE
Number of Shares:                                           Name(s) of Record Holder(s):

-----------------------------------------------------       -----------------------------------------------------

                                                            -----------------------------------------------------
                                                            (please type or print)

Certificate Nos. (if available):                            Address(es):

-----------------------------------------------------       -----------------------------------------------------

-----------------------------------------------------       -----------------------------------------------------
                                                            (including zip code)

If shares will be tendered by book-entry transfer:
Name of Tendering Institution:                              Area Code and Telephone Number(s):

-----------------------------------------------------       -----------------------------------------------------

Account Number:                                             Signatures:

-----------------------------------------------------       -----------------------------------------------------

                                                            -----------------------------------------------------

                                                            Dated: ----------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, an Eligible Institution (as defined in the Offer), guarantees to deliver to the Exchange Agent either certificates representing the shares of New Preferred Stock tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such shares of New Preferred Stock into the Exchange Agent's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal, within three Nasdaq trading days after the date hereof.

Name of Firm:
              -------------------------------------         -----------------------------------------------------
                                                                           (authorized signature)

Address:                                                    Name:
        -------------------------------------------               -----------------------------------------------

---------------------------------------------------         Title:
                                                                   ----------------------------------------------

---------------------------------------------------         Date: -----------------------------------------------
                (including zip code)

Area Code and Telephone Number:

---------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. NEW PREFERRED STOCK
       CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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